MOTORSPORT GAMES INC.

SECOND QUARTER 2026 FINANCIAL RESULTS

AUGUST 14, 2026

This presentation provides select highlights about Motorsport Games Inc.'s results of operations. Please see Motorsport Games' Q2 2026 Form 10-Q, filed with the SEC, and the Q2 2026 earnings release for more complete information on the Company's results of operations, cash flows, financial condition and liquidity.

Q2 2026 HIGHLIGHTS AND SUBSEQUENT BUSINESS UPDATE

01 Q2 revenue of $3.5 million, up $0.9 million or 36.6% year-on-year; H1 2026 revenue of $7.6 million, up $3.2 million or 74.0% year-on-year.

02 RaceControl subscription revenue of $1.4 million in H1 2026, up ~349% year-on-year; ~$2.9 million in annual recurring revenue, up from $1.2 million for the full year 2025. As of June 30, 2026, RaceControl had 40,520 paid subscribers, up ~230% year-on-year.

03 H1 2026 gross profit margin of 84.7%, up from 78.8% in H1 2025.

04 Non-GAAP Adjusted diluted net income per share* of $0.33 during the first six months of June 2026, compared to $0.24 in 2025.

05 Released Le Mans Ultimate Version 1.4 in July 2026, featuring the Daytona and Laguna Seca circuits. Since launch, over 500,000 base game units and ~1.2 million downloadable content (DLC) units from the game's catalogue have been sold to date.

06 New all-time peak of 8,800+ concurrent players in March 2026 following Le Mans Ultimate Version 1.3 release; highest-ever month for average daily active users in April 2026.

07 Repurchased 904,395 Class A shares from Driven Lifestyle Group LLC, retiring all outstanding shares of Class B Common Stock and eliminating super-voting rights.

08 Peter Hansen-Chambers appointed Chief Financial Officer, effective July 1, 2026.

* Adjusted EBITDA and Adjusted diluted net income per share are non-GAAP measures. See slides 11 and 12 for a reconciliation to the most directly comparable GAAP measures.

SIX CONSECUTIVE QUARTERS OF PROGRESS

Growing revenues, expanding margins, and a sixth straight quarter of generating net income

+$3.2M

H1 2026 revenue growth

$7.6M vs $4.4M in H1 2025

$6.4M

H1 2026 Gross profit

Up from $3.4M in H1 2025

84.7%

H1 2026 gross profit margin

Up from 78.8% in H1 2025

6

Consecutive quarters of U.S. GAAP profitability

Q1 2025 – Q2 2026

$0.33

Non-GAAP Adjusted diluted EPS, H1 2026*

Profitable on an adjusted basis

+122.7%

Adjusted EBITDA, H1 2026*

$2.2M vs $1.0M in H1 2025

* Adjusted EBITDA and Adjusted diluted net income per share are non-GAAP measures. See slides 11 and 12 for a reconciliation to the most directly comparable GAAP measures.

ANNUAL REVENUE AND MARGIN STRENGTH

Consistent annual growth, with H1 revenue shown separately each year to highlight the increase in H1 2026



H1 REVENUE ($M)
H2 REVENUE ($M)
GROSS PROFIT MARGIN (%)
$M
12
9
6
3
0
%
100%
75%
50%
25%
0%
47.6%
$3.44M
$3.47M
62.9%
$3.78M
$4.91M
81.5%
$6.95M
$4.35M
$7.57M
FY2023
FY2024
FY2025
FY2026
+25.8% YoY
+30.0% YoY
H1: +74.0% YoY

Note: each bar is split into H1 (blue) and H2 (grey) revenue to allow direct year-over-year comparison of H1 performance. FY2026 reflects H1 actuals only; full-year FY2026 margin is not shown as H2 has not yet been reported.

SIX CONSECUTIVE QUARTERS OF GAAP NET INCOME

No two quarters are the same, but the business has now generated positive GAAP net income for six consecutive quarters

FULL HISTORY: Q3 2024 – Q2 2026



$4.24M
$3M
$1M
-$1M
-$3M
$1.02M
$0.77M
$0.82M
$0.95M
$0.24M
-$0.57M
-$2.88M
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
6 CONSECUTIVE QUARTERS OF GAAP NET INCOME

Note: Q2 2025 results benefited from non-recurring items — a $0.8M gain from the Wesco Settlement Agreement and a $2.3M foreign exchange gain — neither of which recurred in 2026.

H1 2025 VS. H1 2026: ADJUSTED EBITDA



$2.2M
2
1
0
$1.0M
+122.7% YoY
H1 2025
H1 2026

GAAP Net Income, H1 2026

$1.2M

vs $5.3M in H1 2025 — H1 2025 included the gain from Wesco Settlement Agreement and gain on foreign currency exchange rates

Non-GAAP Adjusted diluted EPS / Adjusted EBITDA, H1 2026

$0.33 / $2.2M

vs $0.24 / $1.0M in H1 2025 — profitable on an adjusted basis in both periods

RACECONTROL: DEMONSTRABLE GROWTH

Recurring revenues, direct relationship with players, important foundation for future growth

$2.9M

RaceControl annual recurring revenue

Up from $1.2M in FY2025

$1.4M

H1 2026 subscription revenues

Up from $0.3M in H1 2025

+349%

RaceControl revenue growth,

H1 2026 YoY

18%

H1 2026 contribution to overall revenues

Up from 7% in H1 2025

40,520

Total paid subscriber numbers

As of 30th June 2026

+230%

Paid subscriber growth

H1 2026 YoY

RACECONTROL: A RECURRING REVENUE ENGINE

Establishes an important, direct relationship with players – SaaS is a growing share of the business



H1 REVENUE ($M)
H2 REVENUE ($M)
% OF TOTAL REVENUE
$M
1.6
1.2
0.8
0.4
0
%
25%
20%
15%
10%
5%
0%
$0.02M
0.3%
$0.30M
$0.93M
10.9%
$1.36M
18.0%
FY2024
FY2025
FY2026

RaceControl share of total revenue, H1 2026

18%

Up from 7.0% in H1 2025

Total company revenue growth, H1 2026

+74.0%

$7.6M vs $4.4M in H1 2025

- Free to join for every player — builds a direct relationship with our community
- A channel to promote new content and upsell premium subscription tiers
- Funnels players into a high-margin, recurring SaaS model, growing as a share of overall revenue

Note: the FY2025 bar is split into H1 (blue) and H2 (grey) revenue to allow direct comparison with H1 2026. FY2026 reflects H1 actuals only; no H2 2026 estimate is shown.

LE MANS ULTIMATE: SUSTAINED PLAYER MOMENTUM

Increased engagement, new content & features, and console expansion underway

500,000+	~1.2M	8,809	Apr 2026
Base game units sold	Individual DLC units sold	All-time peak concurrent players	Highest-ever month for average Daily Active Users (DAU)

MARCH 2026

Version 1.3 released;
all-time concurrent peak (8,809)

APRIL 2026

Highest-ever month
for average DAU

JULY 2026

Version 1.4 released;
Daytona & Laguna Seca made available

AHEAD

Continued content updates; career mode
and console expansion in development

BALANCE SHEET & CAPITAL ALLOCATION

Consistent operating cash generation funding growth investment and a simplified capital structure

~$0.5M / mo	$2.9M	904,395	$3.0M
Average positive operating cash flow	**Working capital, June 30, 2026**	**Class A shares repurchased**	**Citibank revolving credit facility**
Six months ended June 30, 2026	vs $2.2M a year earlier	from Driven Lifestyle Group LLC (~$3.7M)	$1.2M drawn; maturity extended to Feb 2028

The repurchase from Driven Lifestyle Group LLC also retired all outstanding shares of Class B Common Stock, eliminating super-voting rights and simplifying the Company's capital structure and establishing equal voting rights for all shareholders — while continued operating cash generation and the extended Citibank facility preserve flexibility to keep investing in growth.

motorsport GAMES

MOTORSPORT GAMES INC.

APPENDIX

Non-GAAP reconciliations, condensed financial statements, and disclosures

APPENDIX: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	THREE MONTHS ENDED JUNE 30, 2026	THREE MONTHS ENDED JUNE 30, 2025	SIX MONTHS ENDED JUNE 30, 2026	SIX MONTHS ENDED JUNE 30, 2025
Net income	$ 243,199	$ 4,238,172	$ 1,194,772	$ 5,260,785
Interest expense, net	15,891	4,740	19,096	17,750
Depreciation and amortization [(1)]	237,050	253,935	413,099	505,992
EBITDA	**496,140**	**4,496,847**	**1,626,967**	**5,784,527**
Gain from settlement of purchase commitment liabilities	-	-	-	(175,460)
Gain from HC2 Holdings 2 Inc. Settlement Agreement	-	-	-	(500,000)
Gain from Wesco Settlement Agreement	-	(800,000)	-	(800,000)
Impairment of intangible assets	-	-	27,928	-
Loss (gain) on foreign currency exchange rates	225,675	(2,328,115)	173,666	(3,302,878)
Stock-based compensation	37,644	-	412,675	-
Adjusted EBITDA	**$ 759,459**	**$ 1,368,732**	**$ 2,241,236**	**$ 1,006,189**

(1) Includes $229,738 and $242,238 of amortization expenses included in cost of revenues for the three months ended June 30, 2026 and 2025, respectively, and $399,271 and $476,169 of amortization expenses included in cost of revenues for the six months ended June 30, 2026 and 2025, respectively

APPENDIX: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	THREE MONTHS ENDED JUNE 30, 2026	THREE MONTHS ENDED JUNE 30, 2025	SIX MONTHS ENDED JUNE 30, 2026	SIX MONTHS ENDED JUNE 30, 2025
Reconciliation between GAAP and non-GAAP Adjusted diluted net income per share				
Diluted net income per share	**$ 0.08**	**$ 0.82**	**$ 0.13**	**$ 1.26**
Depreciation and amortization	0.05	0.05	0.08	0.12
Gain from settlement of purchase commitment liabilities	-	-	-	(0.04)
Gain from HC2 Holdings 2 Inc. Settlement Agreement	-	-	-	(0.12)
Gain from Wesco Settlement Agreement	-	(0.17)	-	(0.19)
Impairment of intangible assets	-	-	0.01	-
Loss (gain) on foreign currency exchange rates	0.05	(0.45)	0.03	(0.79)
Stock-based compensation	0.01	-	0.08	-
Non-GAAP Adjusted diluted net income per share	**$ 0.19**	**$ 0.25**	**$ 0.33**	**$ 0.24**

APPENDIX: CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

MOTORSPORT GAMES INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,	
	2026	2025	2026	2025
Revenues [1]	**$ 3,539,962**	**$ 2,591,840**	**$ 7,571,251**	**$ 4,350,293**
Cost of revenues	644,428	454,887	1,161,565	920,273
Gross profit	2,895,534	2,136,953	6,409,686	3,430,020
Operating expenses:				
Sales and marketing	191,350	126,307	401,669	224,008
Development	737,228	270,343	1,251,565	872,296
General and administrative [2]	1,321,381	865,040	3,020,012	2,033,522
Impairment of intangible assets	-	-	27,928	-
Depreciation and amortization	7,311	11,697	13,827	29,823
Total operating expenses	2,257,270	1,273,387	4,715,001	3,159,649
Other operating income	-	1,104,497	-	1,604,497
Income from operations	638,264	1,968,063	1,694,685	1,874,868
Interest expense, net	(15,891)	(4,740)	(19,096)	(17,750)
Other (expense) income, net	(379,174)	2,274,849	(480,817)	3,403,667
Net income	**243,199**	**4,238,172**	**1,194,772**	**5,260,785**
Less: Net (loss) income attributable to non-controlling interest	(158,264)	(20,228)	477,482	(38,673)
Net income attributable to Motorsport Games Inc.	**$ 401,463**	**$ 4,258,400**	**$ 717,290**	**$ 5,299,458**
Net income attributable to Class A common stock per share:				
Basic	$ 0.08	$ 0.82	$ 0.14	$ 1.26
Diluted	$ 0.08	$ 0.82	$ 0.13	$ 1.26
Weighted-average shares of Class A common stock outstanding:				
Basic [3]	4,760,598	5,206,536	5,106,520	4,195,047
Diluted	5,255,013	5,206,536	5,570,953	4,195,047

[1] Includes related party revenues of $11,000 and $0 for the six months ended June 30, 2026 and 2025, respectively. No related party revenue was recorded for the three months ended June 30, 2026 or 2025.

[2] Includes related party expenses of $0 and $37,500 for the three months ended June 30, 2026 and 2025, respectively, and $0 and $75,000 for the six months ended June 30, 2026 and 2025, respectively.

[3] Includes weighted average pre-funded warrant shares.

IMPORTANT DISCLOSURES

ABOUT THIS PRESENTATION

This presentation has been prepared by Motorsport Games Inc. ("Motorsport Games," "us," "our," "we" or the "Company"). For additional information regarding the Company, we urge you to read our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, our Quarterly Report on Form 10-Q and our other SEC filings during 2026.

NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA and Non-GAAP Adjusted diluted net income per share (the "Non-GAAP Measures") are not financial measures defined by U.S. generally accepted accounting principles ("U.S. GAAP"). Reconciliations of these Non-GAAP Measures to net income and diluted net income per share, their most directly comparable financial measures, calculated and presented in accordance with U.S. GAAP, are presented in the Reconciliation of Non-GAAP Financial Measures slides in this Appendix. Adjusted EBITDA, a measure used by management to assess the Company's operating performance, is defined as EBITDA, which is income plus interest expense, depreciation and amortization, less income tax benefit (if any), adjusted to exclude: (i) gain from settlement of license liabilities and other agreements; (ii) gain from sale of gaming licenses; (iii) impairment of intangible assets; (iv) loss contingency expenses; (v) loss (gain) on foreign exchange rates; and (v) stock-based compensation expenses. Non-GAAP Adjusted diluted net income per share, another measure used by management to assess the Company's operating performance, is defined as diluted net income per share plus depreciation and amortization, adjusted to exclude: (i) gain from settlement of license liabilities and other agreements; (ii) gain from sale of gaming licenses; (iii) impairment of intangible assets; (iv) loss contingency expenses; (v) loss (gain) on foreign exchange rates; and (vi) stock-based compensation expenses. The Company uses the Non-GAAP Measures to manage its business and evaluate its financial performance, as Adjusted EBITDA and Non-GAAP Adjusted diluted net income per share eliminate items that affect comparability between periods that the Company believes are not representative of its core ongoing operating business. Additionally, management believes that using the Non-GAAP Measures is useful to its investors because it enhances investors' understanding and assessment of the Company's normalized operating performance and facilitates comparisons to prior periods and its competitors' results (who may define Adjusted EBITDA and Non-GAAP Adjusted diluted net income per share differently).

The Non-GAAP Measures are not recognized terms under U.S. GAAP and do not purport to be an alternative to revenue, income/loss from operations, net income, or cash flows from operations or as a measure of liquidity or any other performance measure derived in accordance with U.S. GAAP. Additionally, the Non-GAAP Measures are not intended to be measures of free cash flows available for management's discretionary use, as they do not consider certain cash requirements, such as interest payments, tax payments, working capital requirements and debt service requirements. The Non-GAAP Measure have limitations as an analytical tool, and investors should not consider them in isolation or as a substitute for our results as reported under U.S. GAAP. Management compensates for the limitations of using the Non-GAAP Measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than would be presented by using only measures in accordance with U.S. GAAP. Because not all companies use identical calculations, the Non-GAAP Measures may not be comparable to other similarly titled measures of other companies.

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation, the related conference call and webcast which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements or information in this presentation, the related conference call and webcast that are not statements or information of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the continued growth of RaceControl subscription revenues, the Company's continued efforts to further grow Le Mans Ultimate through new content, features, platforms or acquisition strategies; the Company's continued disciplined and cash-flow-funded investment in its content, technology and team; development of a console version for Le Mans Ultimate; the Company's flexibility to keep investing in growth; upcoming releases representing further growth opportunities; SaaS being a growing share of the Company's business; RaceControl enabling the Company to build a direct relationship with the majority of our players as its subscription tiers allow the Company to convert a portion of those players into a SaaS business model; and the SaaS business model providing high-margin, recurring revenue.

IMPORTANT DISCLOSURES (CONTINUED)

FORWARD-LOOKING STATEMENTS (CONTINUED)

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside of the Company's control and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) difficulties, delays or less than expected results in achieving the Company's growth plans, objectives and expectations, including delays in the release of new game versions and features, the Company's inability to deliver new products and/or new content or features for existing products, and/or the Company's inability, in whole or in part, to continue to execute its business strategies and plans, such as due to less than anticipated customer acceptance of its new game titles and/or less than anticipated benefits from its future technologies, the Company experiencing difficulties or the inability to launch its games as planned, less than anticipated performance of the games impacting customer acceptance and sales and/or greater than anticipated costs and expenses to develop and launch its games, including, without limitation, higher than expected labor costs, the Company's inability to establish partnerships with additional service providers to come onboard to the Company's ecosystem and, (ii) difficulties, delays in or unanticipated events that may impact the timing and scope of new or planned products, features, events or other offerings; (iii) less than expected benefits from implementing the Company's management strategies and/or adverse economic, market and geopolitical conditions that negatively impact industry trends, such as significant changes in the labor markets, an extended or higher than expected inflationary environment, a higher interest rate environment, tax increases impacting consumer discretionary spending and/or quantitative easing that results in higher interest rates that negatively impact consumers' discretionary spending; and (iv) greater than anticipated negative operating cash flows such as due to higher than expected development costs, higher interest rates and/or higher inflation.

Factors other than those referred to above could also cause the Company's results to differ materially from expected results. Additional examples of such risks and uncertainties include, but are not limited to: (i) the Company's ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with various racing series; (ii) the Company's ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition; (vi) changes in consumer behavior, including as a result of general economic factors, such as increased inflation, higher energy prices and higher interest rates; (vii) the Company's inability to protect its intellectual property; and/or (vii) local, industry and general business and economic conditions.

Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the Company's filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company's plans and expectations as of any subsequent date.